UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Michael W. Stockton

International Growth and Income Fund

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Semi-annual report for the six months ended December 31, 2014

International Growth and Income Fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies domiciled outside the U.S.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2014:

Class A shares	1 year	5 years	Lifetime (since10/1/08)

Reflecting 5.75% maximum sales charge	–8.83%	5.17%	7.78%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.91% for Class A shares as of the prospectus dated August 29, 2014.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.04%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Against a backdrop of plunging oil prices, geopolitical conflict and persistent economic weakness in Europe, international stocks slid during the first half of the fiscal year.

For the six months ended December 31, 2014, International Growth and Income Fund declined –9.35%. This total return includes dividend payments totaling about 36 cents a share for the period and capital gains totaling about 97 cents a share paid out in December.

The fund’s result trailed that of its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which recorded a total return of
–8.93%. The unmanaged index reflects the returns of more than 40 developed- and developing-country stock markets. The fund also lagged the –8.07% decline of the Lipper International Funds Index, a peer group measure. While we are disappointed with the fund’s result, we take a long-term approach to investing. As you can see in the chart below, the fund has outpaced both benchmarks over longer time frames.

Results at a glance

For periods ended December 31, 2014, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	–9.35%	–3.25%	6.42%	8.81%
MSCI ACWI (All Country World Index) ex USA*	–8.93	–3.87	4.43	4.98
Lipper International Funds Index	–8.07	–4.23	5.70	5.65

*	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.

International Growth and Income Fund	1

Economic and market overview

In a volatile period, a number of the world’s major stock markets slipped, weighed down by deteriorating economic conditions in Europe, a sharp drop in oil prices and a financial crisis in Russia. On balance, a strengthening U.S. dollar negatively impacted returns for U.S.-based investors in non-U.S. companies. This meant that gains in some stock markets denominated in euros or yen, for example, were diminished or reduced to losses when converted to U.S. dollars.

European shares were volatile as fears that Europe might fall into another recession were heightened by stagnant GDP growth of 0.2%, continuing deflationary pressures and high unemployment. Seeking to reverse these trends, after the close of the fiscal period the European Central Bank (ECB) said it would buy sovereign debt from March 2015 until the end of September 2016, pumping hundreds of billions of euros into the economy in an attempt to boost lending and jump-start growth. The MSCI All Country Europe Index recorded a –0.50% total return in local currency terms, but dropped –11.86%* in U.S. dollar terms.

Elsewhere, Japanese stocks rose 12.8% in local currency terms, helped by a weaker yen and the government’s decision to delay a second sales tax hike. In U.S. dollar terms, however, Japanese shares slid –4.7%. Investors appeared largely undeterred by news that the nation’s economy had slipped into recession in the third quarter. Core inflation slowed for a fourth straight month in November, prompting a further decline in the yen, which touched a seven-year low against the U.S. dollar.

*	Unless otherwise indicated, country and sector returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Largest equity holdings

(as of December 31, 2014)

Company	Country	Percent of net assets

AXA	France	2.4%
Taiwan Semiconductor Manufacturing	Taiwan	2.4
Novartis	Switzerland	2.3
EDP — Energias De Portugal	Portugal	2.0
Orange	France	1.8
Sun Hung Kai Properties	Hong Kong	1.7
Royal Dutch Shell	United Kingdom	1.6
British American Tobacco	United Kingdom	1.6
Power Assets Holdings	Hong Kong	1.6
Enbridge	Canada	1.4

2	International Growth and Income Fund

Emerging markets equities declined sharply amid weakness in commodity prices, an evolving political and economic crisis in Russia and concerns about the potential for tighter monetary policy in the U.S. Russian stocks recorded some of the largest losses for U.S. dollar-based investors, hurt by the dramatic slide of the ruble as investors worried about weaker oil prices and the potential impact of additional economic sanctions imposed in December. Russian stocks fell –43.3%. Brazilian stocks fell –22.2%, hampered by concerns about weak economic growth and uncertainty surrounding October’s re-election of President Dilma Rousseff, dampening investor hopes for reform.

Meanwhile, in China, stocks advanced as the government’s targeted stimulus measures seemed to bolster investor confidence. The MSCI China Index rose 8.7%. The People’s Bank of China surprised many observers by cutting interest rates for the first time in more than two years in November.

The broad nature of the market decline is evident in results for the MSCI ACWI ex USA, as all sectors comprising the index lost ground. The energy (–28.1%) and materials (–16.4%) sectors recorded the sharpest losses.

What helped and hurt

Inside the portfolio, unfavorable stock selection in financials weighed heavily on the fund’s total return, particularly among financial institutions domiciled in the euro-zone’s peripheral economies. Investments in Greek financials Eurobank Ergasias (–56.02%) and Piraeus Bank (–50.40%) slid amid a broad decline of Greek stocks and bonds following the government’s decision on a high-stakes parliamentary vote for president. However, there were some bright spots among financials. Hong Kong-based Sun Hung Kai Properties (+10.25%) the fund’s sixth-largest investment, and India’s ICICI Bank (+17.78%) both advanced, and insurer AXA (–3.37%), the top holding, declined less than the broader market.

Stock selection among consumer related companies also detracted from the fund’s result in both absolute and relative terms. Gaming companies SJM Holdings (–36.89%) and Wynn Macau (–28.92%) fell sharply amid slowing casino activity in Macau, as anti-corruption measures in China continued to weaken demand. No. 8 holding British American Tobacco fell –8.72%.

Although materials and energy companies were among those with the weakest returns over the period, careful investment selection lifted the fund’s relative results in both sectors. No. 10 holding Enbridge (+8.37%) advanced and fertilizer maker Potash Corp. of Saskatchewan (–6.95%) dropped less than the broader market. No. 7 holding Royal Dutch Shell (–21.05%) slid.

International Growth and Income Fund	3

Where the fund’s assets were invested

Percent of net assets by country of domicile as of 12/31/14

		MSCI All Country
	International Growth	World Index
	and Income Fund	ex USA†

Europe
Euro zone*	25.2%	21.5%
United Kingdom	16.1	14.9
Switzerland	5.2	6.6
Sweden	1.5	2.2
Denmark	1.2	1.1
Other Europe	.9	2.0
	50.1	48.3

Asia/Pacific
Japan	8.2	15.0
Hong Kong	6.9	2.2
Australia	3.4	5.3
India	3.3	1.6
Taiwan	3.2	2.7
China	3.0	4.7
Other Asia/Pacific	1.1	6.6
	29.1	38.1

The Americas
Canada	4.9	7.5
Mexico	1.2	1.1
United States	1.0	—
Other Americas	.5	2.5
	7.6	11.1

Other
South Africa	.3	1.7
Other countries	—	.8
	.3	2.5

Convertible securities, bonds, notes & other debt instruments, short-term securities & other assets less liabilities	12.9	—

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
†	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.

4	International Growth and Income Fund

Elsewhere among the fund’s larger positions, Taiwan Semiconductor Manufacturing (+4.15%), drug maker Novartis (+1.57%), France’s Orange (+7.76%), and Hong Kong utility Power Assets Holdings (+10.51%) all advanced. However, Portuguese utility company EDP (–22.92%) lost ground.

Looking forward

The global economy continues on a path to growth, led by the United States. But while the pace of growth remains uneven, it is not strictly an American phenomenon. Despite the persistence of high unemployment, low consumer demand and disturbing deflation numbers in Europe, we are encouraged by recent steps the ECB has taken to stimulate growth. We remain cautiously expectant that Europe will solve its political and economic difficulties over time.

What’s more, weak economies don’t necessarily mean weak companies, and a number of export-oriented businesses in both Europe and Japan stand to benefit when their local currencies decline. In Japan, we are hopeful that the policies of Abenomics can benefit the Japanese economy over time, and look forward to stronger growth there.

World growth also has been held back by upheaval across the Ukrainian-Russian border, among other places, and political uncertainty in places like Brazil and Venezuela. Underneath the headlines, however, we see reasons for optimism.

As always, we continue to work hard to unearth what we believe are compelling, long-term investment opportunities around the world.

We thank you for your continued support and look forward to reporting back to you at the end of the fiscal year.

Cordially,

Steven T. Watson	Carl Kawaja
Vice Chairman of the Board	President

February 10, 2015

For current information about the fund, visit americanfunds.com.

International Growth and Income Fund	5

Summary investment portfolio December 31, 2014	unaudited

Industry sector diversification	Percent of net assets

Counrty diversification by domicile	Percent of net assets
Euro zone*	25.74%
United Kingdom	16.14
Japan	8.25
Hong Kong	6.87
Switzerland	5.24
Canada	4.94
Australia	3.37
India	3.32
Taiwan	3.22
Other countries	12.00
Short-term securities & other assets less liabilities	10.91
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 86.95%	Shares	Value (000)
Financials 25.96%
AXA SA1	9,919,200	$229,099
Sun Hung Kai Properties Ltd.[1]	10,686,402	161,593
HSBC Holdings PLC (GBP denominated)[1]	7,481,896	70,707
HSBC Holdings PLC (HKD denominated)[1]	5,936,396	56,478
Banco Santander, SA1,2	14,325,368	119,786
Suncorp Group Ltd.[1]	10,492,000	119,558
Sumitomo Mitsui Financial Group, Inc.[1]	2,830,000	102,255
ICICI Bank Ltd.[1]	11,205,000	62,235
ICICI Bank Ltd. (ADR)	3,250,000	37,537
Shinsei Bank, Ltd.[1]	50,300,000	87,814
BNP Paribas SA1	1,442,108	84,744
Link Real Estate Investment Trust[1]	13,415,418	83,743
Prudential PLC[1]	3,620,472	83,315
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	7,300,200	75,630
Bankia, SA1,2	50,161,000	74,364
Brookfield Property Partners LP	3,210,000	73,413

6	International Growth and Income Fund

		Value
	Shares	(000)
Svenska Handelsbanken AB, Class A1	1,569,000	$73,261
Other securities		920,279
		2,515,811

Consumer discretionary 8.61%
Dixons Carphone PLC[1]	13,450,000	96,875
SES SA, Class A (FDR)[1]	2,290,000	82,145
ProSiebenSat.1 Media AG1	1,768,000	74,484
Other securities		580,947
		834,451

Industrials 7.64%
Wolseley PLC[1]	2,084,684	118,678
Abertis Infraestructuras, SA, Class A1	4,075,300	80,512
Adecco SA1	1,160,000	79,465
Other securities		461,701
		740,356

Energy 7.28%
Royal Dutch Shell PLC, Class B1	4,645,000	159,574
Enbridge Inc.	2,728,132	140,281
TOTAL SA1	2,077,896	107,135
Other securities		298,121
		705,111

Information technology 7.19%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	51,771,506	228,454
Murata Manufacturing Co., Ltd.[1]	780,000	85,202
AAC Technologies Holdings Inc.[1]	13,190,500	70,098
Quanta Computer Inc.[1]	26,454,835	65,907
Other securities		246,578
		696,239

Telecommunication services 6.09%
Orange[1]	10,270,000	174,655
HKT Trust and HKT Ltd., units[1]	56,275,128	73,221
SoftBank Corp.[1]	1,170,000	69,629
KDDI Corp.[1]	1,095,000	68,514
Other securities		203,953
		589,972

Materials 5.88%
L’Air Liquide SA1	273,151	33,703
L’Air Liquide SA, bonus shares[1]	372,941	46,017
Amcor Ltd.[1]	7,075,000	77,857
Potash Corp. of Saskatchewan Inc.	1,877,000	66,296
Rio Tinto PLC[1]	1,435,000	66,114
Other securities		279,604
		569,591

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.50%
British American Tobacco PLC[1]	2,780,300	$151,064
Imperial Tobacco Group PLC[1]	1,970,000	86,273
Nestlé SA1	906,000	66,411
Other securities		229,499
		533,247

Health care 5.29%
Novartis AG1	2,427,000	223,205
AstraZeneca PLC[1]	1,905,000	134,008
Other securities		155,571
		512,784

Utilities 5.22%
EDP - Energias de Portugal, SA1	49,450,000	191,244
Power Assets Holdings Ltd.[1]	15,566,500	150,382
Other securities		164,235
		505,861

Miscellaneous 2.29%
Other common stocks in initial period of acquisition		221,531

Total common stocks (cost: $7,711,615,000)		8,424,954

Preferred securities 0.14%
Financials 0.13%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,562

Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		1,324

Total preferred securities (cost: $12,739,000)		13,886

Rights & warrants 0.06%
Financials 0.05%
Other securities		4,899

Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		554

Total rights & warrants (cost: $0)		5,453

Convertible bonds 0.41%	Principal amount (000)
Other 0.41%
Other securities		39,924

Total convertible bonds (cost: $48,348,000)		39,924

8	International Growth and Income Fund

Bonds, notes & other debt instruments 1.53%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.81%
Financials 0.26%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[3,4]	$5,410	$6,587
Other securities		19,162
		25,749
Consumer staples 0.03%
British American Tobacco International Finance PLC 9.50% 2018[3]	2,000	2,520

Other 0.52%
Other securities		50,117

Total corporate bonds & notes		78,386

U.S. Treasury bonds & notes 0.60%
Other securities		57,886

Bonds & notes of governments & government agencies outside the U.S. 0.12%
Other securities		11,342

Total bonds, notes & other debt instruments (cost: $165,699,000)		147,614

Short-term securities 10.11%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.21% due 1/23/2015[3]	69,600	69,591
Fannie Mae 0.04%–0.16% due 2/2/2015–7/1/2015	69,500	69,486
Federal Home Loan Bank 0.05%–0.14% due 1/7/2015–5/20/2015	130,050	130,036
Freddie Mac 0.06%–0.11% due 1/27/2015–7/21/2015	133,600	133,572
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	10,000	10,000
Nordea Bank AB 0.18%–0.22% due 1/29/2015–4/14/2015[3]	90,000	89,962
Old Line Funding, LLC 0.22% due 4/6/2015[3]	25,000	24,987
Thunder Bay Funding, LLC 0.17%–0.22% due 1/22/2015–4/1/2015[3]	69,151	69,129
Other securities		383,119

Total short-term securities (cost: $979,850,000)		979,882
Total investment securities 99.20% (cost: $8,918,251,000)		9,611,713
Other assets less liabilities 0.80%		77,497

Net assets 100.00%		$9,689,210

International Growth and Income Fund	9

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $241,111,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Australian dollars	1/22/2015	Bank of New York Mellon	$29,015	A$33,325	$1,853
Australian dollars	1/22/2015	Bank of America, N.A.	$25,859	A$31,800	(60)
Euros	1/12/2015	Citibank	$48,873	€39,300	1,312
Euros	3/9/2015	JPMorgan Chase	$37,786	€30,500	857
Japanese yen	1/13/2015	HSBC Bank	$5,076	¥550,000	484
Japanese yen	1/14/2015	JPMorgan Chase	$3,884	¥465,000	2
Japanese yen	1/15/2015	UBS AG	$3,884	¥465,000	2
Japanese yen	1/16/2015	Bank of America, N.A.	$7,100	¥850,000	2
Japanese yen	1/22/2015	UBS AG	$11,921	¥1,385,000	355
Japanese yen	1/22/2015	Bank of America, N.A.	$3,911	¥465,000	28
Japanese yen	2/19/2015	Bank of New York Mellon	$20,777	¥2,400,000	732
Japanese yen	2/19/2015	Citibank	$14,716	¥1,700,000	517
Japanese yen	2/19/2015	UBS AG	$1,298	¥150,000	45
Japanese yen	3/4/2015	Bank of America, N.A.	$5,039	¥600,000	27
					$6,156

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $7,539,120,000, which represented 77.81% of the net assets of the fund. This amount includes $7,459,400,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $538,954,000, which represented 5.56% of the net assets of the fund.
[4]	Coupon rate may change periodically.

10	International Growth and Income Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

A$ = Australian dollars

€ = Euros

GBP = British pounds

HKD = Hong Kong dollars

¥ = Japanese yen

See Notes to Financial Statements

International Growth and Income Fund	11

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $8,918,251)		$9,611,713
Cash denominated in currencies other than U.S. dollars (cost: $367)		368
Cash		82
Unrealized appreciation on open forward currency contracts		6,216
Receivables for:
Sales of investments	$15,072
Sales of fund’s shares	80,224
Dividends and interest	18,370	113,666
		9,732,045
Liabilities:
Unrealized depreciation on open forward currency contracts		60
Payables for:
Purchases of investments	15,482
Repurchases of fund’s shares	14,792
Investment advisory services	4,053
Services provided by related parties	2,563
Trustees’ deferred compensation	1,616
Other	4,269	42,775
Net assets at December 31, 2014		$9,689,210

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,048,002
Distributions in excess of net investment income		(24,933)
Distributions in excess of net realized gain		(29,563)
Net unrealized appreciation		695,704
Net assets at December 31, 2014		$9,689,210

See Notes to Financial Statements

12	International Growth and Income Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (304,426 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$4,648,816	146,043		$31.83
Class B	12,490	393		31.82
Class C	289,176	9,108		31.75
Class F-1	1,549,829	48,700		31.82
Class F-2	1,732,354	54,406		31.84
Class 529-A	121,816	3,831		31.80
Class 529-B	561	18		31.79
Class 529-C	30,313	958		31.65
Class 529-E	4,559	143		31.80
Class 529-F-1	11,694	367		31.84
Class R-1	12,475	393		31.75
Class R-2	49,381	1,558		31.69
Class R-2E	9	—	*	31.80
Class R-3	48,284	1,519		31.78
Class R-4	60,809	1,911		31.81
Class R-5	23,125	723		31.98
Class R-6	1,093,519	34,355		31.83

*Amount less than one thousand.

See Notes to Financial Statements

International Growth and Income Fund	13

Statement of operations	unaudited
for the six months ended December 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,501)	$98,000
Interest	6,974	$104,974
Fees and expenses*:
Investment advisory services	23,341
Distribution services	10,046
Transfer agent services	4,910
Administrative services	1,383
Reports to shareholders	313
Registration statement and prospectus	534
Trustees’ compensation	129
Auditing and legal	7
Custodian	1,077
Other	104	41,844
Net investment income		63,130

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain on:
Investments (net of non-U.S. taxes of $1,056)	72,787
Forward currency contracts	23,589
Currency transactions	141	96,517
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $3,385)	(1,078,192)
Forward currency contracts	8,266
Currency translations	(902)	(1,070,828)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		(974,311)

Net decrease in net assets resulting from operations		$(911,181)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statement.

See Notes to Financial Statements

14	International Growth and Income Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	December 31, 2014*	June 30, 2014
Operations:
Net investment income	$63,130	$273,897
Net realized gain on investments, forward currency contracts and currency transactions	96,517	243,201
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(1,070,828)	1,016,852
Net (decrease) increase in net assets resulting from operations	(911,181)	1,533,950

Dividends and distributions paid to shareholders:
Dividends from net investment income	(98,590)	(269,581)
Distributions from net realized gain on investments	(283,338)	(291,114)
Total dividends and distributions paid to shareholders	(381,928)	(560,695)

Net capital share transactions	1,869,251	1,789,408

Total increase in net assets	576,142	2,762,663

Net assets:
Beginning of period	9,113,068	6,350,405
End of period (including distributions in excess of and undistributed net investment income: $(24,933) and $10,527, respectively)	$9,689,210	$9,113,068

*Unaudited.

See Notes to Financial Statements

International Growth and Income Fund	15

Notes to financial statements	unaudited

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies domiciled outside the U.S.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

16	International Growth and Income Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

International Growth and Income Fund	17

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

18	International Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from

International Growth and Income Fund	19

significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$338,051	$2,177,760	$—	$2,515,811
Consumer discretionary	28,157	806,294	—	834,451
Industrials	25,657	714,699	—	740,356
Energy	287,332	417,779	—	705,111
Information technology	—	696,239	—	696,239
Telecommunication services	53,533	536,439	—	589,972
Materials	153,104	416,487	—	569,591
Consumer staples	—	533,247	—	533,247
Health care	—	512,784	—	512,784
Utilities	—	505,861	—	505,861
Miscellaneous	—	221,531	—	221,531
Preferred securities	13,886	—	—	13,886
Rights & warrants	5,453	—	—	5,453
Convertible bonds	—	39,924	—	39,924
Bonds, notes & other debt instruments	—	147,614	—	147,614
Short-term securities	—	979,882	—	979,882
Total	$905,173	$8,706,540	$—	$9,611,713

	Other investments†
	Level 1	Level 2	Level 3	Total
Asset:
Unrealized appreciation on open forward currency contracts	$—	$6,216	$—	$6,216
Liability:
Unrealized depreciation on open forward currency contracts	—	(60)	—	(60)
Total	$—	$6,156	$—	$6,156

*	Securities with a value of $4,480,176,000, which represented 46.24% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

20	International Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

International Growth and Income Fund	21

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of December 31, 2014 (dollars in thousands):

	Assets		Liabilities
	Location on statement of		Location on statement of
Contract	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$6,216	Unrealized depreciation on open forward currency contracts	$60

22	International Growth and Income Fund

	Net realized gain
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$23,589	Net unrealized appreciation on forward currency contracts	$8,266

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of December 31, 2014 (dollars in thousands):

	Gross amounts recognized in the statement	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$57	$(57)	$—	$—	$—
Bank of New York Mellon	2,585	—	—	—	2,585
Citibank	1,829	—	—	—	1,829
HSBC Bank	484	—	—	—	484
JPMorgan Chase	859	—	—	—	859
UBS AG	402	—	—	—	402
	$6,216	$(57)	$—	$—	$6,159
Liabilities:
Bank of America, N.A.	$60	$(57)	$—	$—	$3

*Non-cash collateral is shown on a settlement basis.

International Growth and Income Fund	23

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2014, the fund had tax basis undistributed ordinary income of $21,491,000, and undistributed long-term capital gains of $159,852,000.

As of December 31, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,273,760
Gross unrealized depreciation on investment securities	(601,655)
Net unrealized appreciation on investment securities	672,105
Cost of investment securities	8,939,608

24	International Growth and Income Fund

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Six months ended December 31, 2014						Year ended June 30, 2014
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class A	$49,937		$137,635		$187,572		$151,235	$166,941	$318,176
Class B	88		372		460		420	657	1,077
Class C	1,910		8,574		10,484		7,109	10,102	17,211
Class F-1	13,723		45,554		59,277		36,770	38,807	75,577
Class F-2	17,472		50,100		67,572		34,585	33,681	68,266
Class 529-A	1,249		3,579		4,828		3,799	4,247	8,046
Class 529-B	3		16		19		17	28	45
Class 529-C	187		896		1,083		731	1,066	1,797
Class 529-E	41		133		174		126	156	282
Class 529-F-1	126		342		468		318	336	654
Class R-1	83		370		453		225	242	467
Class R-2	309		1,464		1,773		1,226	1,746	2,972
Class R-2E*	—	†	—	†	—	†
Class R-3	403		1,354		1,757		1,210	1,499	2,709
Class R-4	585		1,765		2,350		1,267	1,286	2,553
Class R-5	254		680		934		1,447	1,877	3,324
Class R-6	12,220		30,504		42,724		29,096	28,443	57,539
Total	$98,590		$283,338		$381,928		$269,581	$291,114	$560,695

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.460% on such assets in excess of $6.5 billion. For the six months ended December 31, 2014, the investment advisory services fee was $23,341,000, which was equivalent to an annualized rate of 0.493% of average daily net assets.

International Growth and Income Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

26	International Growth and Income Fund

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended December 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$6,011	$2,869		$245		Not applicable
Class B	72	8		Not applicable		Not applicable
Class C	1,520	178		76		Not applicable
Class F-1	1,726	779		345		Not applicable
Class F-2	Not applicable	797		376		Not applicable
Class 529-A	128	62		32		$56
Class 529-B	3	—	*	—	*	1
Class 529-C	156	17		8		14
Class 529-E	12	1		1		2
Class 529-F-1	—	6		3		5
Class R-1	43	4		3		Not applicable
Class R-2	192	115		13		Not applicable
Class R-2E†	—	—	*	—	*	Not applicable
Class R-3	116	41		12		Not applicable
Class R-4	67	25		13		Not applicable
Class R-5	Not applicable	6		5		Not applicable
Class R-6	Not applicable	2		251		Not applicable
Total class-specific expenses	$10,046	$4,910		$1,383		$78

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of

International Growth and Income Fund	27

$129,000 in the fund’s statement of operations includes $172,000 in current fees (either paid in cash or deferred) and a net decrease of $43,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of
				dividends and				Net increase
	Sales[1]			distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Six months ended December 31, 2014

Class A	$437,521	12,641		$184,665	5,700	$(335,052)	(9,807)	$287,134	8,534
Class B	371	11		458	14	(2,473)	(72)	(1,644)	(47)
Class C	42,080	1,219		10,367	322	(31,217)	(917)	21,230	624
Class F-1	725,811	21,470		59,001	1,828	(280,055)	(8,141)	504,757	15,157
Class F-2	788,546	22,761		63,167	1,953	(131,910)	(3,901)	719,803	20,813
Class 529-A	12,107	353		4,826	149	(7,220)	(210)	9,713	292
Class 529-B	50	1		20	1	(119)	(3)	(49)	(1)
Class 529-C	3,503	103		1,083	34	(2,313)	(68)	2,273	69
Class 529-E	544	16		174	5	(186)	(6)	532	15
Class 529-F-1	2,987	88		465	14	(1,077)	(32)	2,375	70
Class R-1	7,042	208		454	14	(2,734)	(78)	4,762	144
Class R-2	9,080	266		1,772	55	(7,732)	(227)	3,120	94
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	13,952	411		1,752	54	(6,932)	(202)	8,772	263
Class R-4	20,948	614		2,349	73	(5,693)	(166)	17,604	521
Class R-5	6,489	189		933	29	(1,972)	(57)	5,450	161
Class R-6	251,176	7,390		42,723	1,319	(10,490)	(304)	283,409	8,405
Total net increase (decrease)	$2,322,217	67,741		$374,209	11,564	$(827,175)	(24,191)	$1,869,251	55,114

28	International Growth and Income Fund

			Reinvestments of
			dividends and				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2014

Class A	$887,782	25,376	$312,029	9,038	$(431,082)	(12,382)	$768,729	22,032
Class B	1,927	56	1,073	31	(6,288)	(181)	(3,288)	(94)
Class C	79,485	2,272	16,966	493	(45,816)	(1,318)	50,635	1,447
Class F-1	479,068	13,658	75,015	2,174	(306,543)	(8,617)	247,540	7,215
Class F-2	458,094	12,919	65,112	1,883	(102,577)	(2,939)	420,629	11,863
Class 529-A	25,542	734	8,043	233	(11,383)	(328)	22,202	639
Class 529-B	124	4	45	1	(364)	(10)	(195)	(5)
Class 529-C	7,009	203	1,797	52	(3,303)	(95)	5,503	160
Class 529-E	1,007	29	282	8	(485)	(14)	804	23
Class 529-F-1	4,398	126	646	19	(2,067)	(60)	2,977	85
Class R-1	3,170	93	371	11	(859)	(25)	2,682	79
Class R-2	17,578	505	2,960	86	(12,933)	(371)	7,605	220
Class R-3	18,593	531	2,696	78	(13,536)	(390)	7,753	219
Class R-4	26,484	750	2,542	74	(8,635)	(246)	20,391	578
Class R-5	14,061	402	3,319	96	(42,532)	(1,176)	(25,152)	(678)
Class R-6	229,784	6,544	57,538	1,665	(26,729)	(757)	260,593	7,452
Total net increase (decrease)	$2,254,106	64,202	$550,434	15,942	$(1,015,132)	(28,909)	$1,789,408	51,235

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,007,784,000 and $1,058,063,000, respectively, during the six months ended December 31, 2014.

International Growth and Income Fund	29

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 12/31/2014[6,7]	$36.56	$.23	$(3.63)	$(3.40)
Year ended 6/30/2014	32.06	1.23	5.82	7.05
Year ended 6/30/2013	27.81	.84	4.26	5.10
Year ended 6/30/2012	32.48	.82	(4.12)	(3.30)
Year ended 6/30/2011	25.86	1.06	6.80	7.86
Year ended 6/30/2010	24.78	.80	1.39	2.19
Class B:
Six months ended 12/31/2014[6,7]	36.54	.10	(3.63)	(3.53)
Year ended 6/30/2014	32.04	.92	5.85	6.77
Year ended 6/30/2013	27.78	.57	4.30	4.87
Year ended 6/30/2012	32.44	.57	(4.09)	(3.52)
Year ended 6/30/2011	25.82	.79	6.82	7.61
Year ended 6/30/2010	24.75	.56	1.40	1.96
Class C:
Six months ended 12/31/2014[6,7]	36.47	.09	(3.62)	(3.53)
Year ended 6/30/2014	32.00	.95	5.80	6.75
Year ended 6/30/2013	27.76	.59	4.25	4.84
Year ended 6/30/2012	32.42	.58	(4.10)	(3.52)
Year ended 6/30/2011	25.81	.80	6.79	7.59
Year ended 6/30/2010	24.75	.57	1.38	1.95
Class F-1:
Six months ended 12/31/2014[6,7]	36.55	.21	(3.62)	(3.41)
Year ended 6/30/2014	32.06	1.23	5.79	7.02
Year ended 6/30/2013	27.81	.94	4.16	5.10
Year ended 6/30/2012	32.49	.84	(4.16)	(3.32)
Year ended 6/30/2011	25.86	1.06	6.79	7.85
Year ended 6/30/2010	24.78	.79	1.39	2.18
Class F-2:
Six months ended 12/31/2014[6,7]	36.57	.26	(3.63)	(3.37)
Year ended 6/30/2014	32.07	1.32	5.80	7.12
Year ended 6/30/2013	27.81	.92	4.26	5.18
Year ended 6/30/2012	32.50	.97	(4.23)	(3.26)
Year ended 6/30/2011	25.87	1.13	6.79	7.92
Year ended 6/30/2010	24.79	.86	1.39	2.25
Class 529-A:
Six months ended 12/31/2014[6,7]	36.52	.22	(3.63)	(3.41)
Year ended 6/30/2014	32.03	1.21	5.80	7.01
Year ended 6/30/2013	27.78	.83	4.25	5.08
Year ended 6/30/2012	32.46	.81	(4.14)	(3.33)
Year ended 6/30/2011	25.85	1.09	6.75	7.84
Year ended 6/30/2010	24.77	.82	1.35	2.17

30	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
$(.36)	$(.97)	$(1.33)	$31.83	(9.35)%	$4,649	.91%[8]		.91%[8]		1.33%[8]
(1.18)	(1.37)	(2.55)	36.56	22.66	5,027	.91		.91		3.54
(.85)	—	(.85)	32.06	18.41	3,703	.93		.93		2.70
(.86)	(.51)	(1.37)	27.81	(10.03)	3,136	.93		.93		2.85
(1.06)	(.18)	(1.24)	32.48	30.64	3,611	.89		.89		3.43
(.74)	(.37)	(1.11)	25.86	8.44	2,515	.94		.93		2.79
(.22)	(.97)	(1.19)	31.82	(9.69)	12	1.65	[8]	1.65	[8]	.60	[8]
(.90)	(1.37)	(2.27)	36.54	21.71	16	1.66		1.66		2.66
(.61)	—	(.61)	32.04	17.55	17	1.69		1.69		1.85
(.63)	(.51)	(1.14)	27.78	(10.75)	20	1.70		1.70		1.98
(.81)	(.18)	(.99)	32.44	29.62	31	1.68		1.68		2.56
(.52)	(.37)	(.89)	25.82	7.60	28	1.72		1.71		1.96
(.22)	(.97)	(1.19)	31.75	(9.71)	289	1.70	[8]	1.70	[8]	.53	[8]
(.91)	(1.37)	(2.28)	36.47	21.66	309	1.71		1.71		2.73
(.60)	—	(.60)	32.00	17.47	225	1.74		1.74		1.89
(.63)	(.51)	(1.14)	27.76	(10.75)	195	1.73		1.73		2.05
(.80)	(.18)	(.98)	32.42	29.57	230	1.73		1.73		2.58
(.52)	(.37)	(.89)	25.81	7.55	167	1.75		1.74		2.00
(.35)	(.97)	(1.32)	31.82	(9.38)	1,550	.95	[8]	.95	[8]	1.23	[8]
(1.16)	(1.37)	(2.53)	36.55	22.57	1,226	.96		.96		3.53
(.85)	—	(.85)	32.06	18.39	844	.96		.96		2.97
(.85)	(.51)	(1.36)	27.81	(10.05)	437	.94		.94		2.92
(1.04)	(.18)	(1.22)	32.49	30.58	420	.94		.94		3.40
(.73)	(.37)	(1.10)	25.86	8.41	274	.97		.96		2.76
(.39)	(.97)	(1.36)	31.84	(9.24)	1,732	.70	[8]	.70	[8]	1.49	[8]
(1.25)	(1.37)	(2.62)	36.57	22.90	1,228	.70		.70		3.79
(.92)	—	(.92)	32.07	18.64	697	.73		.73		2.95
(.92)	(.51)	(1.43)	27.81	(9.82)	512	.70		.70		3.40
(1.11)	(.18)	(1.29)	32.50	30.87	311	.71		.71		3.65
(.80)	(.37)	(1.17)	25.87	8.69	199	.71		.70		3.02
(.34)	(.97)	(1.31)	31.80	(9.36)	122	.98	[8]	.98	[8]	1.26	[8]
(1.15)	(1.37)	(2.52)	36.52	22.56	129	.98		.98		3.48
(.83)	—	(.83)	32.03	18.35	93	1.00		1.00		2.66
(.84)	(.51)	(1.35)	27.78	(10.13)	71	1.00		1.00		2.84
(1.05)	(.18)	(1.23)	32.46	30.62	67	.94		.94		3.50
(.72)	(.37)	(1.09)	25.85	8.33	35	.99		.98		2.87

International Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset	Net	Net gains (losses)
	value,	investment	on securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class 529-B:
Six months ended 12/31/2014[6,7]	$36.51	$.08	$(3.63)	$(3.55)
Year ended 6/30/2014	32.01	.88	5.84	6.72
Year ended 6/30/2013	27.75	.52	4.30	4.82
Year ended 6/30/2012	32.39	.52	(4.07)	(3.55)
Year ended 6/30/2011	25.80	.78	6.78	7.56
Year ended 6/30/2010	24.74	.55	1.38	1.93
Class 529-C:
Six months ended 12/31/2014[6,7]	36.36	.08	(3.61)	(3.53)
Year ended 6/30/2014	31.91	.93	5.77	6.70
Year ended 6/30/2013	27.68	.58	4.23	4.81
Year ended 6/30/2012	32.35	.58	(4.13)	(3.55)
Year ended 6/30/2011	25.77	.83	6.73	7.56
Year ended 6/30/2010	24.72	.59	1.35	1.94
Class 529-E:
Six months ended 12/31/2014[6,7]	36.52	.18	(3.63)	(3.45)
Year ended 6/30/2014	32.03	1.12	5.81	6.93
Year ended 6/30/2013	27.79	.77	4.22	4.99
Year ended 6/30/2012	32.46	.73	(4.13)	(3.40)
Year ended 6/30/2011	25.85	.97	6.76	7.73
Year ended 6/30/2010	24.78	.75	1.33	2.08
Class 529-F-1:
Six months ended 12/31/2014[6,7]	36.57	.25	(3.63)	(3.38)
Year ended 6/30/2014	32.07	1.30	5.79	7.09
Year ended 6/30/2013	27.81	.94	4.22	5.16
Year ended 6/30/2012	32.50	.89	(4.17)	(3.28)
Year ended 6/30/2011	25.87	1.25	6.66	7.91
Year ended 6/30/2010	24.79	.91	1.32	2.23
Class R-1:
Six months ended 12/31/2014[6,7]	36.49	.12	(3.62)	(3.50)
Year ended 6/30/2014	32.01	1.14	5.74	6.88
Year ended 6/30/2013	27.78	.77	4.27	5.04
Year ended 6/30/2012	32.43	.69	(4.12)	(3.43)
Year ended 6/30/2011	25.82	.87	6.78	7.65
Year ended 6/30/2010	24.76	.59	1.37	1.96
Class R-2:
Six months ended 12/31/2014[6,7]	36.40	.08	(3.61)	(3.53)
Year ended 6/30/2014	31.94	.93	5.79	6.72
Year ended 6/30/2013	27.71	.60	4.24	4.84
Year ended 6/30/2012	32.38	.60	(4.13)	(3.53)
Year ended 6/30/2011	25.79	.85	6.74	7.59
Year ended 6/30/2010	24.74	.61	1.34	1.95

32	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
$(.20)	$(.97)	$(1.17)	$31.79	(9.76)%	$1	1.79%[8]		1.79%[8]		.46%[8]
(.85)	(1.37)	(2.22)	36.51	21.55	1	1.80		1.80		2.53
(.56)	—	(.56)	32.01	17.38	1	1.83		1.83		1.67
(.58)	(.51)	(1.09)	27.75	(10.86)	1	1.83		1.83		1.81
(.79)	(.18)	(.97)	32.39	29.47	2	1.79		1.79		2.51
(.50)	(.37)	(.87)	25.80	7.49	1	1.82		1.81		1.94
(.21)	(.97)	(1.18)	31.65	(9.74)	30	1.78	[8]	1.78	[8]	.45	[8]
(.88)	(1.37)	(2.25)	36.36	21.56	32	1.78		1.78		2.67
(.58)	—	(.58)	31.91	17.42	23	1.82		1.82		1.85
(.61)	(.51)	(1.12)	27.68	(10.85)	18	1.82		1.82		2.02
(.80)	(.18)	(.98)	32.35	29.45	16	1.78		1.78		2.68
(.52)	(.37)	(.89)	25.77	7.53	8	1.81		1.80		2.08
(.30)	(.97)	(1.27)	31.80	(9.47)	5	1.22	[8]	1.22	[8]	1.01	[8]
(1.07)	(1.37)	(2.44)	36.52	22.26	5	1.23		1.23		3.21
(.75)	—	(.75)	32.03	18.01	3	1.26		1.26		2.45
(.76)	(.51)	(1.27)	27.79	(10.34)	2	1.27		1.27		2.56
(.94)	(.18)	(1.12)	32.46	30.18	2	1.27		1.27		3.12
(.64)	(.37)	(1.01)	25.85	8.01	1	1.30		1.29		2.64
(.38)	(.97)	(1.35)	31.84	(9.28)	12	.77	[8]	.77	[8]	1.45	[8]
(1.22)	(1.37)	(2.59)	36.57	22.81	11	.78		.78		3.72
(.90)	—	(.90)	32.07	18.60	7	.81		.81		3.00
(.90)	(.51)	(1.41)	27.81	(9.94)	4	.81		.81		3.11
(1.10)	(.18)	(1.28)	32.50	30.80	3	.77		.77		3.99
(.78)	(.37)	(1.15)	25.87	8.60	1	.79		.78		3.18
(.27)	(.97)	(1.24)	31.75	(9.61)[9]	12	1.55	[8,9]	1.55	[8,9]	.67	[8,9]
(1.03)	(1.37)	(2.40)	36.49	22.07 [9]	9	1.35	[9]	1.35	[9]	3.28	[9]
(.81)	—	(.81)	32.01	18.19 [9]	5	1.16	[9]	1.16	[9]	2.48	[9]
(.71)	(.51)	(1.22)	27.78	(10.47)[9]	4	1.39	[9]	1.39	[9]	2.40	[9]
(.86)	(.18)	(1.04)	32.43	29.81 [9]	5	1.54	[9]	1.54	[9]	2.80	[9]
(.53)	(.37)	(.90)	25.82	7.58 [9]	3	1.71	[9]	1.70	[9]	2.06	[9]
(.21)	(.97)	(1.18)	31.69	(9.72)	49	1.78	[8]	1.78	[8]	.46	[8]
(.89)	(1.37)	(2.26)	36.40	21.62	53	1.74		1.74		2.69
(.61)	—	(.61)	31.94	17.48	40	1.74		1.74		1.93
(.63)	(.51)	(1.14)	27.71	(10.80)	29	1.78		1.76		2.12
(.82)	(.18)	(1.00)	32.38	29.60	25	1.77		1.70		2.74
(.53)	(.37)	(.90)	25.79	7.57	13	1.81		1.73		2.15

International Growth and Income Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset	Net	Net gains (losses)
	value,	investment	on securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-2E:
Period from 8/29/2014 to 12/31/2014[6,7,10]	$35.91	$.13	$(2.88)	$(2.75)
Class R-3:
Six months ended 12/31/2014[6,7]	36.50	.17	(3.62)	(3.45)
Year ended 6/30/2014	32.02	1.09	5.82	6.91
Year ended 6/30/2013	27.78	.76	4.23	4.99
Year ended 6/30/2012	32.45	.72	(4.13)	(3.41)
Year ended 6/30/2011	25.84	1.01	6.73	7.74
Year ended 6/30/2010	24.78	.75	1.33	2.08
Class R-4:
Six months ended 12/31/2014[6,7]	36.54	.22	(3.62)	(3.40)
Year ended 6/30/2014	32.05	1.26	5.77	7.03
Year ended 6/30/2013	27.80	.88	4.23	5.11
Year ended 6/30/2012	32.48	.85	(4.16)	(3.31)
Year ended 6/30/2011	25.86	1.15	6.70	7.85
Year ended 6/30/2010	24.79	.84	1.33	2.17
Class R-5:
Six months ended 12/31/2014[6,7]	36.72	.27	(3.64)	(3.37)
Year ended 6/30/2014	32.19	1.29	5.87	7.16
Year ended 6/30/2013	27.91	.94	4.28	5.22
Year ended 6/30/2012	32.60	.91	(4.15)	(3.24)
Year ended 6/30/2011	25.95	1.15	6.81	7.96
Year ended 6/30/2010	24.86	.85	1.41	2.26
Class R-6:
Six months ended 12/31/2014[6,7]	36.56	.28	(3.63)	(3.35)
Year ended 6/30/2014	32.06	1.37	5.79	7.16
Year ended 6/30/2013	27.80	.97	4.25	5.22
Year ended 6/30/2012	32.48	.93	(4.15)	(3.22)
Year ended 6/30/2011	25.86	1.17	6.77	7.94
Year ended 6/30/2010	24.78	.90	1.37	2.27

	Six months ended	Year ended June 30
	December 31, 2014[6,7]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	12%	29%	37%	24%	31%	16%

See Notes to Financial Statements

34	International Growth and Income Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
$(.39)	$(.97)	$(1.36)	$31.80	(7.71)%	$—	[11]	.26%[5,12]		.26%[5,12]		.37%[5,12]
(.30)	(.97)	(1.27)	31.78	(9.49)	48		1.26	[8]	1.26	[8]	.96	[8]
(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		1.26		3.14
(.75)	—	(.75)	32.02	18.02	33		1.27		1.27		2.43
(.75)	(.51)	(1.26)	27.78	(10.37)	22		1.29		1.29		2.53
(.95)	(.18)	(1.13)	32.45	30.16	24		1.27		1.27		3.24
(.65)	(.37)	(1.02)	25.84	8.02	10		1.30		1.29		2.65
(.36)	(.97)	(1.33)	31.81	(9.35)	61		.93	[8]	.93	[8]	1.29	[8]
(1.17)	(1.37)	(2.54)	36.54	22.61	51		.93		.93		3.62
(.86)	—	(.86)	32.05	18.43	26		.93		.93		2.82
(.86)	(.51)	(1.37)	27.80	(10.06)	15		.94		.94		2.98
(1.05)	(.18)	(1.23)	32.48	30.60	12		.93		.93		3.69
(.73)	(.37)	(1.10)	25.86	8.38	5		.98		.96		2.93
(.40)	(.97)	(1.37)	31.98	(9.22)	23		.64	[8]	.64	[8]	1.57	[8]
(1.26)	(1.37)	(2.63)	36.72	22.95	21		.63		.63		3.69
(.94)	—	(.94)	32.19	18.77	40		.65		.65		3.00
(.94)	(.51)	(1.45)	27.91	(9.81)	33		.66		.66		3.19
(1.13)	(.18)	(1.31)	32.60	30.94	28		.67		.67		3.71
(.80)	(.37)	(1.17)	25.95	8.69	14		.72		.70		2.96
(.41)	(.97)	(1.38)	31.83	(9.20)	1,094		.59	[8]	.59	[8]	1.63	[8]
(1.29)	(1.37)	(2.66)	36.56	23.04	949		.59		.59		3.91
(.96)	—	(.96)	32.06	18.83	593		.61		.61		3.11
(.95)	(.51)	(1.46)	27.80	(9.78)	392		.61		.61		3.26
(1.14)	(.18)	(1.32)	32.48	30.99	341		.62		.62		3.77
(.82)	(.37)	(1.19)	25.86	8.74	206		.66		.65		3.16

International Growth and Income Fund	35

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Not annualized.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Unaudited.
[8]	Annualized.
[9]	Fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Amount less than $1 million.
[12]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

36	International Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014, through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth and Income Fund	37

	Beginning account value 7/1/2014	Ending account value 12/31/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$906.49	$4.37	.91%
Class A — assumed 5% return	1,000.00	1,020.62	4.63	.91
Class B — actual return	1,000.00	903.12	7.91	1.65
Class B — assumed 5% return	1,000.00	1,016.89	8.39	1.65
Class C — actual return	1,000.00	902.91	8.15	1.70
Class C — assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class F-1 — actual return	1,000.00	906.23	4.56	.95
Class F-1 — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class F-2 — actual return	1,000.00	907.57	3.37	.70
Class F-2 — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-A — actual return	1,000.00	906.36	4.71	.98
Class 529-A — assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-B — actual return	1,000.00	902.42	8.58	1.79
Class 529-B — assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class 529-C — actual return	1,000.00	902.56	8.54	1.78
Class 529-C — assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class 529-E — actual return	1,000.00	905.25	5.86	1.22
Class 529-E — assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class 529-F-1 — actual return	1,000.00	907.19	3.70	.77
Class 529-F-1 — assumed 5% return	1,000.00	1,021.32	3.92	.77
Class R-1 — actual return	1,000.00	903.92	7.44	1.55
Class R-1 — assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class R-2 — actual return	1,000.00	902.75	8.54	1.78
Class R-2 — assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class R-2E — actual return†	1,000.00	922.93	2.55	.78
Class R-2E — assumed 5% return†	1,000.00	1,021.27	3.97	.78
Class R-3 — actual return	1,000.00	905.06	6.05	1.26
Class R-3 — assumed 5% return	1,000.00	1,018.85	6.41	1.26
Class R-4 — actual return	1,000.00	906.46	4.47	.93
Class R-4 — assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5 — actual return	1,000.00	907.85	3.08	.64
Class R-5 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-6 — actual return	1,000.00	907.98	2.84	.59
Class R-6 — assumed 5% return	1,000.00	1,022.23	3.01	.59

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

38	International Growth and Income Fund

Approval of Investment Advisory and Service Agreement

The International Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $10.5 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

International Growth and Income Fund	39

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index and the MSCI All Country World Index ex-USA. They noted that the investment results of the fund exceeded the results of the Lipper International Funds Index and the MSCI All Country World Index ex-USA for the lifetime, five-year and three-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

40	International Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

International Growth and Income Fund	41

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42	International Growth and Income Fund

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International Growth and Income Fund	43

Office of the fund

One Market

Steuart Tower, Suite 2000

San Francisco, CA 94105-1409

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2014, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income Fund®
Investment portfolio
December 31, 2014
unaudited
Common stocks 86.95% Financials 25.96%	Shares	Value (000)
AXA SA1	9,919,200	$229,099
Sun Hung Kai Properties Ltd.[1]	10,686,402	161,593
HSBC Holdings PLC (GBP denominated)[1]	7,481,896	70,707
HSBC Holdings PLC (HKD denominated)[1]	5,936,396	56,478
Banco Santander, SA1,2	14,325,368	119,786
Suncorp Group Ltd.[1]	10,492,000	119,558
Sumitomo Mitsui Financial Group, Inc.[1]	2,830,000	102,255
ICICI Bank Ltd.[1]	11,205,000	62,235
ICICI Bank Ltd. (ADR)	3,250,000	37,537
Shinsei Bank, Ltd.[1]	50,300,000	87,814
BNP Paribas SA1	1,442,108	84,744
Link Real Estate Investment Trust[1]	13,415,418	83,743
Prudential PLC[1]	3,620,472	83,315
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	7,300,200	75,630
Bankia, SA1,2	50,161,000	74,364
Brookfield Property Partners LP	3,210,000	73,413
Svenska Handelsbanken AB, Class A1	1,569,000	73,261
Swedbank AB, Class A1	2,430,000	60,466
HDFC Bank Ltd.[1]	2,249,694	33,738
HDFC Bank Ltd. (ADR)	470,307	23,868
Eurobank Ergasias SA1,2	252,821,128	56,182
Allianz SE1	319,100	53,020
Ping An Insurance (Group) Co. of China, Ltd., Class H1	5,165,000	52,220
Genworth Mortgage Insurance Australia Ltd.[1]	17,100,000	50,267
Fairfax Financial Holdings Ltd.	94,800	49,675
Aegon NV1	6,496,000	48,739
Piraeus Bank SA1,2	40,850,881	44,942
Fibra Uno Administración, SA de CV	13,000,000	38,312
China Overseas Land & Investment Ltd.[1]	12,898,000	38,065
Intesa Sanpaolo SpA[1]	11,686,000	33,806
Barclays PLC[1]	8,600,000	32,332
SEGRO PLC[1]	5,285,000	30,295
AIA Group Ltd.[1]	5,437,600	29,942
UniCredit SpA[1]	4,470,000	28,490
Bank of the Philippine Islands[1]	13,533,159	28,317
Sampo Oyj, Class A1	595,000	27,899
AEON Financial Service Co., Ltd.[1]	1,340,000	26,196
Mizuho Financial Group, Inc.[1]	14,100,000	23,692
ING Groep NV, depository receipts[1,2]	1,730,000	22,399
Toronto-Dominion Bank	463,622	22,152
Bank of Nova Scotia	305,975	17,464
Tokyo Tatemono Co., Ltd.[1]	2,215,000	16,131
Sumitomo Mitsui Trust Holdings, Inc.[1]	3,527,000	13,460
ORIX Corp.[1]	900,000	11,251
Investment AB Kinnevik, Class B1	214,588	6,959
		2,515,811
International Growth and Income Fund — Page 1 of 7

unaudited
Common stocks Consumer discretionary 8.61%	Shares	Value (000)
Dixons Carphone PLC[1]	13,450,000	$96,875
SES SA, Class A (FDR)[1]	2,290,000	82,145
ProSiebenSat.1 Media AG1	1,768,000	74,484
Wynn Macau, Ltd.[1]	21,265,200	59,284
Toyota Motor Corp.[1]	886,000	55,251
Eutelsat Communications SA1	1,503,238	48,596
SJM Holdings Ltd.[1]	29,000,000	45,861
Daily Mail and General Trust PLC, Class A, nonvoting[1]	3,543,000	45,493
OPAP SA1	3,541,748	37,847
HUGO BOSS AG1	285,631	35,068
Christian Dior SA1	203,800	34,821
Maruti Suzuki India Ltd.[1]	610,000	32,069
Publicis Groupe SA1	432,000	30,941
Liberty Global PLC, Class C2	411,387	19,874
Liberty Global PLC, Class A2	164,989	8,283
Zee Entertainment Enterprises Ltd.[1]	4,680,000	28,103
Cie. Financière Richemont SA, Class A1	306,500	27,149
Don Quijote Holdings Co., Ltd.[1]	397,000	27,117
Honda Motor Co., Ltd.[1]	687,000	19,978
Industria de Diseño Textil, SA1	500,000	14,326
Fuji Media Holdings, Inc.[1]	885,000	10,886
		834,451
Industrials 7.64%
Wolseley PLC[1]	2,084,684	118,678
Abertis Infraestructuras, SA, Class A1	4,075,300	80,512
Adecco SA1	1,160,000	79,465
Meggitt PLC[1]	7,428,525	59,379
Geberit AG1	170,700	58,009
BAE Systems PLC[1]	7,276,000	53,115
Edenred SA1	1,704,000	47,315
Marubeni Corp.[1]	6,830,000	40,941
International Consolidated Airlines Group, SA (CDI)[1,2]	5,460,000	40,803
Randstad Holding NV1	698,137	33,574
Siemens AG1	248,500	28,182
KONE Oyj, Class B1	595,000	27,024
Ryanair Holdings PLC (ADR)[2]	360,000	25,657
Airbus Group NV1	500,000	24,834
Singapore Technologies Engineering Ltd[1]	6,546,000	16,759
Mitsubishi Corp.[1]	333,100	6,109
		740,356
Energy 7.28%
Royal Dutch Shell PLC, Class B1	4,645,000	159,574
Enbridge Inc.	2,728,132	140,281
TOTAL SA1	2,077,896	107,135
China Petroleum & Chemical Corp., Class H1	70,040,000	56,705
Keyera Corp.	800,000	55,824
Galp Energia, SGPS, SA, Class B1	4,275,000	43,250
Baytex Energy Corp.	2,202,686	36,629
Coal India Ltd.[1]	5,000,000	30,350
Crescent Point Energy Corp.	1,260,000	29,184
International Growth and Income Fund — Page 2 of 7

unaudited
Common stocks Energy (continued)	Shares	Value (000)
Paramount Resources Ltd.[2]	1,050,000	$25,414
BG Group PLC[1]	1,560,000	20,765
		705,111
Information technology 7.19%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	51,771,506	228,454
Murata Manufacturing Co., Ltd.[1]	780,000	85,202
AAC Technologies Holdings Inc.[1]	13,190,500	70,098
Quanta Computer Inc.[1]	26,454,835	65,907
STMicroelectronics NV1	7,883,962	58,795
ASM Pacific Technology Ltd.[1]	4,958,000	47,136
Alcatel-Lucent[1,2]	11,196,800	39,751
Wirecard AG1	807,000	35,597
Nintendo Co., Ltd.[1]	292,400	30,474
ASML Holding NV1	200,000	21,427
Infosys Ltd.[1]	430,799	13,398
		696,239
Telecommunication services 6.09%
Orange[1]	10,270,000	174,655
HKT Trust and HKT Ltd., units[1]	56,275,128	73,221
SoftBank Corp.[1]	1,170,000	69,629
KDDI Corp.[1]	1,095,000	68,514
OJSC Mobile TeleSystems (ADR)	7,455,900	53,533
China Telecom Corp. Ltd., Class H1	76,070,000	44,704
BT Group PLC[1]	5,779,000	35,874
Globe Telecom, Inc.[1]	847,930	32,562
TalkTalk Telecom Group PLC[1]	4,250,000	19,970
Hellenic Telecommunications Organization SA1,2	1,586,200	17,310
		589,972
Materials 5.88%
L’Air Liquide SA1	273,151	33,703
L’Air Liquide SA, bonus shares[1]	372,941	46,017
Amcor Ltd.[1]	7,075,000	77,857
Potash Corp. of Saskatchewan Inc.	1,877,000	66,296
Rio Tinto PLC[1]	1,435,000	66,114
James Hardie Industries PLC (CDI)[1]	5,490,000	58,456
Vale SA, Class A, preferred nominative	7,031,683	50,869
Glencore PLC[1]	9,654,056	44,435
First Quantum Minerals Ltd.	2,529,000	35,939
Lafarge SA, non-registered shares[1]	480,000	33,689
Anhui Conch Cement Co. Ltd., Class H1	8,117,000	30,271
Syngenta AG1	80,800	25,945
		569,591
Consumer staples 5.50%
British American Tobacco PLC[1]	2,780,300	151,064
Imperial Tobacco Group PLC[1]	1,970,000	86,273
Nestlé SA1	906,000	66,411
Kao Corp.[1]	1,124,600	44,365
LAWSON, INC.[1]	568,000	34,346
Pernod Ricard SA1	284,800	31,578
Casino, Guichard-Perrachon SA1	341,000	31,380
Shoprite Holdings Ltd.[1]	2,100,000	30,398
International Growth and Income Fund — Page 3 of 7

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Wesfarmers Ltd.[1]	589,620	$19,960
Shiseido Co., Ltd.[1]	1,400,000	19,605
President Chain Store Corp.[1]	2,317,000	17,867
		533,247
Health care 5.29%
Novartis AG1	2,427,000	223,205
AstraZeneca PLC[1]	1,905,000	134,008
GlaxoSmithKline PLC[1]	1,350,000	28,883
Sanofi[1]	306,258	27,911
Smith & Nephew PLC[1]	1,520,000	27,906
Roche Holding AG1	102,000	27,646
Novo Nordisk A/S, Class B1	650,000	27,503
Bayer AG1	115,000	15,722
		512,784
Utilities 5.22%
EDP - Energias de Portugal, SA1	49,450,000	191,244
Power Assets Holdings Ltd.[1]	15,566,500	150,382
National Grid PLC[1]	4,487,744	63,977
Power Grid Corp. of India Ltd.[1]	27,020,050	58,905
Enagás, SA1	733,281	23,211
CLP Holdings Ltd.[1]	1,550,000	13,420
E.ON SE1	275,000	4,722
		505,861
Miscellaneous 2.29%
Other common stocks in initial period of acquisition		221,531
Total common stocks (cost: $7,711,615,000)		8,424,954
Preferred securities 0.14% Financials 0.13%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,562
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		1,324
Total preferred securities (cost: $12,739,000)		13,886
Rights & warrants 0.06% Financials 0.05%
Piraeus Bank, SA, warrants, expire 2018[2]	21,421,842	4,899
Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		554
Total rights & warrants (cost: $0)		5,453
International Growth and Income Fund — Page 4 of 7

unaudited
Convertible bonds 0.41% Consumer staples 0.21%	Principal amount (000)	Value (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017		$20,266
Financials 0.20%
Bank of Ireland 10.00% convertible notes 2016		19,658
Total convertible bonds (cost: $48,348,000)		39,924
Bonds, notes & other debt instruments 1.53% Corporate bonds & notes 0.81% Telecommunication services 0.29%
NII Capital Corp. 10.00% 2016[3]	$5,300	1,855
NII Capital Corp. 7.875% 2019[3,4]	8,600	6,235
NII Capital Corp. 8.875% 2019[3]	4,775	1,695
NII Capital Corp. 11.375% 2019[3,4]	7,200	5,220
NII Capital Corp. 7.625% 2021[3]	69,275	13,162
		28,167
Financials 0.26%
Bank of Ireland 10.24% (undated)	€8,485	10,806
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[4,5]	$5,410	6,587
Société Générale, junior subordinated 6.999% (undated)[5]	€6,200	8,356
		25,749
Consumer discretionary 0.23%
Myriad International Holdings 6.00% 2020[4]	$20,000	21,950
Consumer staples 0.03%
British American Tobacco International Finance PLC 9.50% 2018[4]	2,000	2,520
Total corporate bonds & notes		78,386
U.S. Treasury bonds & notes 0.60% U.S. Treasury 0.60%
U.S. Treasury 0.25% 2015	13,450	13,459
U.S. Treasury 0.25% 2015	12,400	12,402
U.S. Treasury 4.00% 2015	31,875	32,025
Total U.S. Treasury bonds & notes		57,886
Bonds & notes of governments & government agencies outside the U.S. 0.12%
Greek Government 2.00%/3.00% 2023[6]	€875	676
Greek Government 2.00%/3.00% 2024[6]	875	669
Greek Government 2.00%/3.00% 2025[6]	875	632
Greek Government 2.00%/3.00% 2026[6]	875	605
Greek Government 2.00%/3.00% 2027[6]	875	589
Greek Government 2.00%/3.00% 2028[6]	875	572
Greek Government 2.00%/3.00% 2029[6]	875	568
Greek Government 2.00%/3.00% 2030[6]	875	561
Greek Government 2.00%/3.00% 2031[6]	875	556
Greek Government 2.00%/3.00% 2032[6]	875	548
Greek Government 2.00%/3.00% 2033[6]	875	548
Greek Government 2.00%/3.00% 2034[6]	875	541
Greek Government 2.00%/3.00% 2035[6]	875	539
Greek Government 2.00%/3.00% 2036[6]	875	535
International Growth and Income Fund — Page 5 of 7

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Greek Government 2.00%/3.00% 2037[6]	€875	$530
Greek Government 2.00%/3.00% 2038[6]	875	533
Greek Government 2.00%/3.00% 2039[6]	875	534
Greek Government 2.00%/3.00% 2040[6]	875	534
Greek Government 2.00%/3.00% 2041[6]	875	535
Greek Government 2.00%/3.00% 2042[6]	875	537
		11,342
Total bonds, notes & other debt instruments (cost: $165,699,000)		147,614
Short-term securities 10.11%
American Honda Finance Corp. 0.10% due 1/8/2015	$25,000	24,999
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.21% due 1/23/2015[4]	69,600	69,591
BNZ International Funding Ltd. 0.16% due 3/4/2015[4]	50,000	49,982
Chevron Corp. 0.11% due 2/9/2015[4]	20,000	19,997
Coca-Cola Co. 0.25% due 7/9/2015[4]	25,000	24,971
Export Development Canada 0.10% due 4/7/2015	50,000	49,984
Fannie Mae 0.04%–0.16% due 2/2/2015–7/1/2015	69,500	69,486
Federal Farm Credit Banks 0.12% due 7/10/2015	50,000	49,964
Federal Home Loan Bank 0.05%–0.14% due 1/7/2015–5/20/2015	130,050	130,036
Freddie Mac 0.06%–0.11% due 1/27/2015–7/21/2015	133,600	133,572
Microsoft Corp. 0.10% due 2/10/2015[4]	20,800	20,798
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[4]	10,000	10,000
Nordea Bank AB 0.18%–0.22% due 1/29/2015–4/14/2015[4]	90,000	89,962
Old Line Funding, LLC 0.22% due 4/6/2015[4]	25,000	24,987
Province of Ontario 0.10% due 1/30/2015	25,400	25,399
Thunder Bay Funding, LLC 0.17%–0.22% due 1/22/2015–4/1/2015[4]	69,151	69,129
Toronto-Dominion Holdings USA Inc. 0.16% due 1/13/2015–2/9/2015[4]	55,000	54,996
Westpac Banking Corp. 0.23%–0.26% due 5/27/2015–6/19/2015[4]	62,100	62,029
Total short-term securities (cost: $979,850,000)		979,882
Total investment securities 99.20% (cost: $8,918,251,000)		9,611,713
Other assets less liabilities 0.80%		77,497
Net assets 100.00%		$9,689,210
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $7,539,120,000, which represented 77.81% of the net assets of the fund. This amount includes $7,459,400,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $538,954,000, which represented 5.56% of the net assets of the fund.
[5]	Coupon rate may change periodically.
[6]	Step bond; coupon rate will increase at a later date.

International Growth and Income Fund — Page 6 of 7

unaudited
Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts
€ = Euros
GBP = British pounds
HKD = Hong Kong dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-034-0215O-S42148	International Growth and Income Fund — Page 7 of 7

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the International Growth and Income Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the International Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 27, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 27, 2015